UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 22, 2009

Altus Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-51711	04-3573277
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 Wyman Street, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-373-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Explanatory Note

On January 26, 2009, Altus Pharmaceuticals Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial Filing") that included, in Item 5.02(c) thereof, disclosure regarding the Company’s appointment of Thomas J. Phair, Jr. as the Company’s Vice President, Finance, Treasurer and Principal Accounting and Financial Officer upon the departure of Jonathan I. Lieber, the Company’s Senior Vice President, Chief Financial Officer and Treasurer. The Company is filing this Form 8-K/A to replace the disclosure under Item 5.02(c) of the Initial Filing to include a description of Mr. Phair’s offer letter. Except as stated herein, no other changes are being made to the Initial Filing.

(c) Thomas J. Phair, Jr. will act as the Company’s Vice President, Finance, Treasurer and Principal Accounting and Financial Officer upon Mr. Lieber’s departure. Mr. Phair, age 46, joined the Company in July 2006 as Senior Director of Finance, Corporate Controller. From 2002 to July 2006, Mr. Phair was Corporate Controller at ArQule, Inc. Before 2002, Mr. Phair held financial management positions at various companies, including Exchange Technologies, Inc., Gomez, Inc, PAREXEL International Corp, Nashua Corporation and Price Waterhouse LLP. Mr. Phair received a B.B.A. from the University of Massachusetts, Amherst.

In connection with Mr. Phair’s appointment as Vice President, Treasurer and Principal Accounting and Financial Officer, the Company extended an offer letter (the "Offer Letter") to Mr. Phair. Pursuant to the terms of the Offer Letter, Mr. Phair will receive an initial annualized base salary of $200,000. Mr. Phair will also have the opportunity to earn an annual performance bonus of up to 25% of his base salary, based on the achievement of a series of personal and Company objectives set by the Company’s Compensation Committee. In addition, Mr. Phair will be granted stock options to purchase up to 250,000 shares of the Company’s common stock at an exercise price per share equal to the closing price of the Company’s common stock on January 27, 2009 under the Company’s Amended and Restated 2002 Employee, Director and Consultant Stock Plan, as amended (the "2002 Stock Plan"). The stock options will vest quarterly over a four-year schedule, in accordance with the 2002 Stock Plan, so long as Mr. Phair remains an employee of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altus Pharmaceuticals Inc.

April 2, 2009	By:	Thomas J. Phair, Jr.

Name: Thomas J. Phair, Jr.
Title: Vice President, Finance and Treasurer